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                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                                 AIM INVESTMENTS
                   PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
           AN INVESTMENT PORTFOLIO OF AIM TREASURER'S SERIES TRUST

THE BOARD RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

PROPOSAL 1.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH
             A I M ADVISORS, INC.

                                [X]  [FOR ENTRY BUTTON APPEARS HERE] FOR
                                     [AGAINST ENTRY BUTTON APPEARS HERE] AGAINST
                                     [ABSTAIN ENTRY BUTTON APPEARS HERE] ABSTAIN

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       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".
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                                                [EMAIL ENTRY SPACE APPEARS HERE]


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
   IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT)
                         VOTE WILL BE CONSIDERED VALID.

       PRESS THIS BUTTON TO [SUBMIT BUTTON APPEARS HERE] YOUR PROXY VOTE.